SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 7, 2002




                  Integrated Defense Technologies, Inc.
        (Exact name of registrant as specified in its charter)


      Delaware                  001-31235                   13-4027646
 (State or other              (Commission               (I.R.S. Employer
   jurisdiction               File Number)             Identification No.)
  of incorporation)


            110 Wynn Drive
          Huntsville, Alabama                                 35805
 (Address of Principal Executive Offices)                  (Zip Code)

   Registrant's telephone number, including area code      (256) 895-2000



                              No Change
    (Former name or former address, if changed since last report)




Item 9. Regulation FD Disclosure


   	Attached below is a certification of Integrated Defense Technologies, Inc.'s President and Chief Executive Officer, Thomas J. Keenan, and Vice President of Finance and Chief Financial Officer, John W. Wilhoite, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certification accompanies Integrated Defense Technologies, Inc.'s quarterly report on Form 10-Q for the quarter ended September 27, 2002, filed with the Securities and Exchange Commission on November 7, 2002.







                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Integrated Defense Technologies, Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. Keenan, President and Chief Executive Officer of the
Company, and John W. Wilhoite, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 7, 2002             /s/ Thomas J. Keenan
                                   -------------------------------------
                                   Thomas J. Keenan
                                   President and Chief Executive Officer

Date:  November 7, 2002             /s/ John W. Wilhoite
                                   -------------------------------------
                                   John W. Wilhoite
                                   Vice President of Finance and
                                   Chief Financial Officer





                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date:  November 14, 2002     		By:  /s/ John W. Wilhoite
					-------------------------------
                         		Name:  John W. Wilhoite
                         		Title: Vice President of Finance and
					       Chief Financial Officer